JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020

JAKE MARSHALL, LLC AND SUBSIDIARY INDEX TO REPORT DECEMBER 31, 2020 ________________________________________________________________________________ PAGE INDEPENDENT AUDITOR’S REPORT 1-2 CONSOLIDATED BALANCE SHEET 3-4 CONSOLIDATED STATEMENT OF INCOME 5 CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY 6 CONSOLIDATED STATEMENT OF CASH FLOWS 7 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 8-14 SUPPLEMENTARY INFORMATION CONSOLIDATED SCHEDULE OF OPERATING EXPENSES 15 CONSOLIDATING BALANCE SHEET 16-17 CONSOLIDATING STATEMENT OF INCOME 18 CONSOLIDATING SCHEDULE OF OPERATING EXPENSES 19

HHM
CERTIFIED PUBLIC ACCOUNTANTS
CHATTANOOGA | MEMPHIS

INDEPENDENT AUDITOR'S REPORT

To the Members
Jake Marshall, LLC
Chattanooga, Tennessee

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Jake Marshall, LLC and subsidiary which comprise the consolidated balance sheet as of December 31, 2020, and the related consolidated statements of income, changes in members' equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125

1

AN INDEPENDENT MEMBER OF THE BDO ALLIANCE USA

2 Opinion In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jake Marshall, LLC and subsidiary as of December 31, 2020, and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Report on Supplementary Information Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The supplementary schedule of operating expenses, consolidating balance sheet, consolidating statement of income, and consolidating schedule of operating expenses on pages 15 through 19 are presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole. Chattanooga, Tennessee March 5, 2021

CURRENT ASSETS Cash and cash equivalents 12,204,067$ Trade receivables 5,034,314 Inventory 62,052 Prepaid expenses 165,150 Employee receivable 68,768 Contract assets 855,850 Total current assets 18,390,201 PROPERTY AND EQUIPMENT Machinery and equipment 6,551,414 Furniture and fixtures 30,709 Vehicles 2,329,651 Buildings 900,000 Leasehold improvements 5,659,592 Land 100,549 15,571,915 Accumulated depreciation (8,321,944) Cost less accumulated depreciation 7,249,971 OTHER ASSETS 392,438 TOTAL ASSETS 26,032,610$ ASSETS CONSOLIDATED BALANCE SHEET JAKE MARSHALL, LLC AND SUBSIDIARY DECEMBER 31, 2020 The accompanying notes are an integral part of the consolidated financial statements. 3

CURRENT LIABILITIES Current portion of long-term debt 63,229$ Note payable - member 1,000,000 Accounts payable 999,028 Retainage payable 169,920 Accrued expenses and liabilities 404,798 Contract liabilities 442,817 Total current liabilities 3,079,792 LONG-TERM LIABILITIES Note payable, less current maturities 435,912 Paycheck protection program loan payable 3,000,000 Total long-term liabilities 3,435,912 MEMBERS' EQUITY 19,516,906 TOTAL LIABILITIES AND MEMBERS' EQUITY 26,032,610$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED BALANCE SHEET DECEMBER 31, 2020 LIABILITIES AND MEMBERS' EQUITY The accompanying notes are an integral part of the consolidated financial statements. 4

Amount REVENUES Construction revenue 32,085,814$ 100.00 % COST OF SALES 25,650,092 79.94 Gross profit 6,435,722 20.06 OPERATING EXPENSES 5,529,815 17.23 OTHER OPERATING INCOME (EXPENSE) Gain from sale of vehicles and equipment 9,979 0.03 INCOME FROM OPERATIONS 915,886 2.86 OTHER INCOME (EXPENSE) Interest income 3,769 0.01 Interest expense (23,052) (0.07) Total other income (expense) (19,283) (0.06) NET INCOME 896,603$ 2.80 % JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED STATEMENT OF INCOME YEAR ENDED DECEMBER 31, 2020 Revenue Percent of The accompanying notes are an integral part of the consolidated financial statements. 5

BALANCE - December 31, 2019 19,443,508$ Net income 896,603 Partner draws (823,205) BALANCE - December 31, 2020 19,516,906$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY YEAR ENDED DECEMBER 31, 2020 The accompanying notes are an integral part of the consolidated financial statements. 6

CASH FLOWS FROM OPERATING ACTIVITIES Net income 896,603$ Adjustments to reconcile net income to net cash from operating activities: Depreciation 891,107 Gain on sale of property and equipment (9,979) Changes in operating assets and liabilities: Trade receivables 3,542,709 Inventory 37,570 Prepaid expenses 41,163 Employee receivables (1,321) Contract assets 893,165 Other assets (100,991) Accounts payable (1,661,482) Retainage payable (17,471) Accrued expenses and liabilities (92,591) Contract liabilities (278,448) Net cash from operating activities 4,140,034 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (241,857) Net cash used in investing activities (241,857) CASH FLOWS FROM FINANCING ACTIVITIES Principal payments on note payable (62,986) Proceeds from paycheck protection program loan 3,000,000 Partner draws (823,205) Net cash used in financing activities 2,113,809 NET CHANGE IN CASH 6,011,986 Cash and cash equivalents - beginning of year 6,192,081 Cash and cash equivalents - end of year 12,204,067$ SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION Cash paid during the year for: Interest 23,052$ YEAR ENDED DECEMBER 31, 2020 JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED STATEMENT OF CASH FLOWS The accompanying notes are an integral part of the consolidated financial statements. 7

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 8 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Business Jake Marshall, LLC (the “Company”) was organized in 2001. The Company provides mechanical engineering, sheet metal services, and heat and air conditioning installation and services primarily in the North Georgia and Southeastern Tennessee regions. Basis of Accounting and Use of Estimates The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board (FASB) establishes GAAP in the ASC. Updates to the ASC are done through the issuance of Accounting Standards Updates (ASU). GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Basis of Consolidation The consolidated financial statements include the accounts of Jake Marshall, LLC and Coating Solutions, LLC (collectively, the Company). Coating Solutions is a variable interest entity (“VIE”), in which Jake Marshall, LLC is the primary beneficiary pursuant to ASC 810 – Consolidation. All significant intercompany transactions and balances have been eliminated. Variable Interest Entities GAAP require a VIE to be consolidated by its primary beneficiary. A variable interest exists when the reporting entity has both the power to direct the activities of the affiliated entity such that it significantly impacts the economic performance of the affiliated entity, including the obligation to absorb losses or the right to receive benefits from the affiliated entity. The reporting entity is required to perform an analysis of its relationship with affiliated entities to determine if the nature of the relationship creates a variable interest in the affiliate, and, if such variable interest exists, determine if the reporting entity is the primary beneficiary of the VIE. In other words, if a reporting entity has the power or control over a related entity and explicitly or implicitly provides ongoing financial support, it may be required to consolidate the subject entity. The Company determines whether any of the affiliated entities in which it has made an investment is a VIE at the start of each new venture and if a reconsideration event has occurred. At this time, the Company also considers whether it must consolidate a VIE and/or disclose information about its involvement in a VIE. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 9 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Revenue and Cost Recognition The Company adopted ASU 2014-09, Revenue from Contracts with Customers and all subsequent amendments to the ASU (collectively, “ASC 606”). Substantially all of the Company’s services fall within the scope of ASC 606 and are presented as construction revenue and costs on the statement of income and are recognized as revenue over time as the Company satisfies its performance obligation to the customer. ASC 606 outlines a comprehensive five-step revenue recognition model based on the principle that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The five-step revenue recognition model is as follows: 1) Identify the contract with a customer 2) Identify the performance obligations in the contract 3) Determine the transaction price 4) Allocate the transaction price to performance obligations in the contract 5) Recognize revenue when or as the Company satisfies a performance obligation The Company recognizes revenue from cost-plus construction contracts over time as performance obligations are satisfied. For performance obligations related to the completion of these contracts, control transfers to the customer over time for financial reporting purposes, measured by the percentage of costs incurred to date to management’s estimate of total costs for each contract. This method is used because management considers costs incurred to be the best available measure of progress on these contracts. Contract costs include all direct material, subcontract, and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs. Operating expenses are expensed as incurred for financial reporting purposes. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalties, contract savings provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Claims are included in revenues when realization is probable and can be reasonably estimated. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible the Company’s estimate of costs and revenues will change in the near term. The asset, “Contract asset,” represents costs recognized in excess of amounts billed. The liability, “Contract liabilities,” represents billings in excess of costs recognized. The Company considers contracts uncomplete until it has received recognition from its customers regarding the completion of the contract. Cash and Cash Equivalents Cash and cash equivalents include cash in bank and all highly liquid investments with a maturity of three months or less at the time of purchase. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 10 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Accounts Receivable Management anticipates all receivables to be collected in the normal course of operations. Accounts receivable are written off to an allowance for losses account once deemed to be uncollectible. Management establishes an allowance on its accounts based on historic loss experience and economic conditions. The allowance is adjusted annually based upon review of the outstanding receivables. As of December 31, 2020, management believed all accounts were collectable and therefore there was no allowance established. Inventory The Company's inventory is valued at the lower of cost (based on the first in, first out method) or net realizable value. Property and Equipment Property and equipment is carried at cost and is depreciated by the straight-line method over the estimated useful lives of the individual assets. The estimated useful lives are as follows: Machinery and equipment 5-10 years Furniture and fixtures 5-10 years Leasehold improvements 5-40 years Buildings 39 years Vehicles 5 years Maintenance and repairs are charged to expense as incurred; renewals and betterments are charged to the appropriate property and equipment accounts. Upon sale or retirement of depreciable assets, the cost and related accumulated depreciation is removed from the accounts, and the resulting gain or loss is included in the results of operations in the period the assets are sold or retired. Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the net book value of the asset may not be recoverable. An impairment loss is recognized if the sum of the expected future cash flows (undiscounted and before interest) from the use of the asset is less than the net book value of the asset. Generally, the amount of the impairment loss is measured as the difference between the net book value of the asset and the estimated fair value of the related asset. Management does not believe any of these assets have been impaired. Advertising Costs The Company expenses all advertising costs as incurred. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 11 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Compensated Absences Employees of the Company are entitled to paid vacation, sick days and other time off depending on job classification, length of service, and other factors. The Company does not allow employees to roll compensated absences days from one year to the next and, accordingly, no liability has been recorded in the financial statements. The Company's policy is to recognize the costs of compensated absences when paid to employees. Fair Value Measurement The Company applies GAAP for fair value measurements of financial instruments that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis. GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company's financial instruments are cash and cash equivalents, accounts receivable, and accounts payable. The recorded values of cash and cash equivalents accounts receivable, and accounts payable approximate their fair values based on their short-term nature. The recorded values of notes payable and long-term debt approximate their fair values, as interest approximates market rates. Income Taxes Since the Company is a pass-through entity, all federal income taxes are the responsibilities of the members. Therefore, no provision for federal income tax has been made by the Company. The Company may be subject to state income taxes on its taxable income, depending on the state’s tax laws and certain elections made by the Company. The Company follows ASC 740-10, Accounting for Uncertainty in Income Taxes, which prescribes a recognition threshold and measurement attributed for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company has no material uncertain tax positions to be accounted for in the consolidated financial statements. During the year ended December 31, 2020, the Company has not incurred any interest or penalties on its income tax returns. The Company’s tax returns are subject to possible examination by the taxing authorities. For federal income tax purposes, the tax returns essentially remain open for possible examination for a period of three years after the date on which those returns are filed. Concentration of Credit Risk The Company maintains its cash balances in financial institutions which are insured by the Federal Deposit Insurance Corporation (FDIC). Amounts on deposit are subject to significant fluctuation throughout the year and often exceed the insured limit. The Company does not believe it is exposed to any significant risk related to these balances.

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 12 NOTE 2 – ACCOUNTS RECEIVABLE A summary of accounts receivable as of December 31, 2020, is as follows: Completed contracts $ 3,951,890 Contracts in progress 1,082,424 Total accounts receivable $ 5,034,314 NOTE 3 – NOTE PAYABLE The note payable consists of the following at December 31, 2020: Note payable to Reliant Bank in monthly installments of $6,934, including interest at 4.25%, due in January 2023, secured by deed of trust in real estate and guaranteed by majority member $ 499,141 499,141 Current maturities (63,229) $ 435,912 Future maturities of the note payable at December 31, 2020 are as follows: 2021 $ 63,229 2022 65,970 2023 369,942 $ 499,141 NOTE 4 – EMPLOYEE BENEFIT PLAN The Company sponsors an employee benefit plan under Section 401(k) of the Internal Revenue Code. All employees who have met minimum age and length of service requirements are eligible to participate. Employee contributions are voluntary. The Company may make contributions to the plan at its discretion. NOTE 5 – OPERATING LEASES The Company leases its building and office space from a member on a month-to-month basis. The rent amount paid is at the discretion of that member. Rent paid during the year was $408,309. NOTE 6 – RELATED PARTY TRANSACTIONS As of December 31, 2020, the Company had a note payable with a member of the Company for $1,000,000. The note matures on December 31, 2021. Interest is being charged at 6.00%. The Company has unpaid, accrued interest of $162,082. No interest was accrued during the year 2020 per the agreement between the member and the Company.

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 13 NOTE 7 – BACKLOG REVENUE The following schedule is a reconciliation of backlog revenue representing signed contracts, excluding fees from management contracts, in existence at December 31, 2020: Balance, December 31, 2019 $ 21,783,538 Add: New Contracts 35,582,911 Revenues earned (32,085,814) Balance, December 31, 2020 $ 25,280,635 NOTE 8 – CONTRACT ASSETS AND LIABILITIES Costs and estimated earnings on uncompleted contracts are as follows: Costs and estimated earnings in excess of billings on uncompleted contracts $ 670,504 Contract retention 400,565 Billings in excess of costs and estimated earnings on uncompleted contracts (658,036) Net contract assets $ 413,033 The amounts are included in the accompanying balance sheet under the following captions: Contract assets $ 855,850 Contract liabilities (442,817) $ 413,033 NOTE 9 – PENSION AND POSTRETIREMENT BENEFIT PLANS The Company’s employees participate in the Plumbers and Pipefitters Local Union No. 43 Pension Fund, a multi-employer, union-administered defined benefit pension plan (Plan Number: 001; EIN: 62- 6101288). The Company contributed $892,475 to the pension plan for the year ended December 31, 2020. Contributions to the plan, for the plan year ended June 30, 2019, do represent more than five percent of the total contributions to the plan. As of the plan year ended June 30, 2019, the plan is not in endangered or critical status as the plan is at least 80% funded. Thus, no funding improvement plan or rehabilitation plan has been implemented. The Company contributed to other various multi-employer pension plans. The contributions and any potential withdrawal liability are not material for these plans. NOTE 10 – PAYCHECK PROTECTION PROGRAM LOAN PAYABLE On April 21, 2020, the Company received loan proceeds of $3,000,000 under the Paycheck Protection Program (PPP). The PPP was established under the recent congressionally approved Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (SBA). The PPP loan to the Company is being made through First Horizon Bank, N.A. (the “Lender”). (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2020 ________________________________________________________________________________ 14 NOTE 10 – PAYROLL PROTECTION PROGRAM LOAN PAYABLE (Continued) The term of the PPP loan is two years from the date of the note. The annual interest rate on the PPP loan is 1.00%. Principal and interest payments of $168,819 will be deferred for the first six months of the term of the loan. The promissory note evidencing the PPP loan contains customary events of default relating to, among other things, payment defaults, breach of representation and warranties, or provisions of the promissory note. The occurrence of an event of default may trigger the immediate repayment of all amounts outstanding, collection of all amounts owing from the Company, and/or filing suit and obtaining judgement against the Company. Under terms of the CARES Act, PPP loan recipients may apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs and mortgage interest, rent or utility costs, and the maintenance of employee and compensation levels. While the Company believes that it has acted in compliance with the program and plans to see forgiveness of the PPP loan, it has not obtained forgiveness of the PPP loan in whole or in part as of December 31, 2020. NOTE 11 – NEW ACCOUNTING PRONOUNCEMENTS The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for (both in the statement of income and the statement of cash flows) in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's financial statements for the year ending December 31, 2022, with earlier implementation permitted. The Company's management has not determined the impact on its financial statements as a result of implementing ASU 2016-02. NOTE 12 – RISKS AND UNCERTAINTIES During the year 2020, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, coronavirus disease (COVID-19), by mandating temporary work stoppage in many sectors and imposing limitations on travel and size and duration of group meetings. Many industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. If the pandemic continues, it may have an adverse effect on the Company’s future operations, financial position, and liquidity. NOTE 13 – SUBSEQUENT EVENTS Management has evaluated events and transactions subsequent to the consolidated balance sheet date through the date of the independent auditor’s report (the date the consolidated financial statements were available to be issued) for potential recognition or disclosure in the consolidated financial statement. Management has not identified any items requiring recognition or disclosure.

SUPPLEMENTARY INFORMATION

Amount Advertising expense 4,675$ 0.01 % Charitable contributions 48,541 0.15 Cleaning 15,369 0.05 Depreciation expense 891,107 2.78 Dues and subscriptions 169,369 0.53 Insurance 619,204 1.93 Meals and entertainment 58,776 0.18 Office supplies 74,997 0.23 Professional fees 40,547 0.13 Repairs and maintenance 284,144 0.89 Rent 408,309 1.27 Safety training 26,188 0.08 Salaries and wages 1,464,350 4.56 Shop supplies 116,066 0.36 Taxes and licenses 366,250 1.14 Telephone expense 147,833 0.46 Utilities expense 288,720 0.90 Vehicles expense 138,992 0.43 Other 264,935 0.83 Allocation of expenses 101,443 0.32 5,529,815$ 17.23 % Percent of Revenue JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED SCHEDULE OF OPERATING EXPENSES YEAR ENDED DECEMBER 31, 2020 15

Jake Coating Marshall, LLC Solutions, LLC Eliminations Consolidated CURRENT ASSETS Cash and cash equivalents 12,200,047$ 4,020$ -$ 12,204,067$ Trades receivables 5,165,997 22,530 (154,213) 5,034,314 Inventory 62,052 - - 62,052 Prepaid expenses 165,150 - - 165,150 Employee receivable 68,768 - - 68,768 Contract assets 855,850 - - 855,850 Total current assets 18,517,864 26,550 (154,213) 18,390,201 PROPERTY AND EQUIPMENT Machinery and equipment 6,551,414 - - 6,551,414 Furniture and fixtures 30,709 - - 30,709 Vehicles 2,329,651 - - 2,329,651 Buildings 900,000 - - 900,000 Leasehold improvements 5,659,592 - - 5,659,592 Land 100,549 - - 100,549 15,571,915 - - 15,571,915 Accumulated depreciation (8,321,944) - - (8,321,944) Cost less accumulated depreciation 7,249,971 - - 7,249,971 OTHER ASSETS 392,438 - - 392,438 TOTAL ASSETS 26,160,273$ 26,550$ (154,213)$ 26,032,610$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATING BALANCE SHEET DECEMBER 31, 2020 ASSETS 16

Jake Coating Marshall, LLC Solutions, LLC Eliminations Consolidated CURRENT LIABILITIES Current portion of long-term debt 63,229$ -$ -$ 63,229$ Note payable - member 1,000,000 - - 1,000,000 Accounts payable 993,808 159,433 (154,213) 999,028 Retainage payable 169,920 - - 169,920 Accrued expenses and liabilities 404,070 728 - 404,798 Contract liabilities 442,817 - - 442,817 Total current liabilities 3,073,844 160,161 (154,213) 3,079,792 LONG-TERM LIABILITIES Note payable, less current maturities 435,912 - - 435,912 Payroll protection program loan payable 3,000,000 - - 3,000,000 Total long-term liabilities 3,435,912 - - 3,435,912 MEMBERS' EQUITY 19,650,517 (133,611) - 19,516,906 TOTAL LIABILITIES AND MEMBERS' EQUITY 26,160,273$ 26,550$ (154,213)$ 26,032,610$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATING BALANCE SHEET DECEMBER 31, 2020 LIABILITIES AND MEMBERS' EQUITY 17

Jake Coating Marshall, LLC Solutions, LLC Eliminations Consolidated REVENUES Construction revenue 32,200,736$ 364,338$ (479,260)$ 32,085,814$ COST OF SALES 25,860,379 268,973 (479,260) 25,650,092 Gross profit 6,340,357 95,365 - 6,435,722 OPERATING EXPENSES 5,390,867 188,948 (50,000) 5,529,815 OTHER OPERATING INCOME (EXPENSE) Gain from sale of property and equipment 9,979 - - 9,979 INCOME FROM OPERATIONS 959,469 (93,583) 50,000 915,886 OTHER INCOME (EXPENSE) Rent income (expense) 50,000 - (50,000) - Interest income 3,769 - - 3,769 Interest expense (23,052) - - (23,052) Total other income (expense) 30,717 - (50,000) (19,283) NET INCOME 990,186$ (93,583)$ -$ 896,603$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATING STATEMENT OF INCOME DECEMBER 31, 2020 18

JAKE MARSHALL, LLC AND SUBSIDIARY

CONSOLIDATING SCHEDULE OF OPERATING EXPENSES

DECEMBER 31, 2020

	Jake Marshall, LLC	Coating Solutions, LLC	Eliminations	Consolidated
Advertising expense	$ 4,675	$ -	$ -	$ 4,675
Charitable contributions	48,541	-	-	48,541
Cleaning	15,369	-	-	15,369
Depreciation expense	891,107	-	-	891,107
Dues and subscriptions	168,549	820	-	169,369
Insurance	619,204	-	-	619,204
Meals and entertainment	58,776	-	-	58,776
Office supplies	74,997	-	-	74,997
Professional fees	40,547	-	-	40,547
Repairs and maintenance	276,178	7,966	-	284,144
Rent	408,309	50,000	(50,000)	408,309
Safety training	26,188	-	-	26,188
Salaries and wages	1,464,350	-	-	1,464,350
Shop supplies	101,890	14,176	-	116,066
Taxes and licenses	363,777	2,473	-	366,250
Telephone expense	147,833	-	-	147,833
Utilities expense	193,596	95,124	-	288,720
Vehicles expense	138,992	-	-	138,992
Other	246,546	18,389	-	264,935
Allocation of expenses	101,443	-	-	101,443
	$ 5,390,867	$ 188,948	$ (50,000)	$ 5,529,815

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